_________________________________________________________________
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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        December 14, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


               Indiana            01-9091           35-1654378
      (State of incorporation)(Commission File  (I.R.S. Employer
                                  Number)      Identification No.)

        1630 N. Meridian Street                       46202
         Indianapolis, Indiana                      (Zip Code)
         (Address of principal
         executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On December 14, 1999, Indiana Energy, Inc. and SIGCORP, Inc. jointly signed an amendment to Agreement and Plan of Merger dated as of June 11, 1999. Pursuant to General Instruction F to Form 8-K, the First Amendment to the Agreement and Plan of Merger is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description

            2   Amendment No. 1 dated December 14, 1999, to the
                Agreement and Plan of Merger dated as of June 11, 1999, among Indiana Energy, Inc., SIGCORP, Inc.
                and Vectren Corporation



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: December 16, 1999



                                   By:  /s/ Carl L. Chapman
                                        __________________________
                                        Carl L. Chapman
                                        Chief Financial Officer



                                   By:   /s/ Jerome A. Benkert
                                        ___________________________
                                        Jerome A. Benkert
                                        Vice President and
                                        Controller


                           EXHIBIT LIST

    Exhibit
    Number      Description                                  Page
    -------     ------------                                 ----
       2        Amendment No. 1 dated December
                14, 1999 Agreement and Plan of
                Merger dated as of June 11, 1999,
                among Indiana Energy, Inc., SIGCORP,
                Inc. and Vectren Corporation